UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 20, 2006

                            R&R ACQUISITION II, INC.
             (Exact Name of registrant as specified in its charter)

         DELAWARE                 000-51738               43-2069361
         ---------               ----------               ----------
(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)           File Number)         Identification No.)



47 SCHOOL AVENUE, CHATHAM, NEW JERSEY                            07928
--------------------------------------                          ------
  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (973) 635-4047
                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SECURITIES PURCHASE AGREEMENT

     On September 20, 2006, we entered into a Common Stock Purchase Agreement with SENK, LLC, an Illinois limited liability company, with an address at 1372 Shermer Road, Northbrook, Illinois 60062 (the "Purchaser"), pursuant to which we have agreed to sell 10,000,000 shares of our common stock ("Common Stock"), representing 80% of our issued and outstanding shares of Common Stock on the closing date, to the Purchaser in a private placement transaction for aggregate gross proceeds to us of $60,000.00. The sale of the shares to the Purchaser, an accredited investor, will be pursuant to the exemptions from registration afforded by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended.


                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

EXHIBIT              DESCRIPTION
-------              -----------

10.1 Common Stock Purchase Agreement dated September 20, 2006 between the Registrant and SENK, LLC.

                           * * * * * * * * * * * * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2006

                                                     R&R ACQUISITION II, INC.

                                                     By: /s/ ARNOLD P. KLING
                                                         -----------------------
                                                         Arnold P. Kling
                                                         President